UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2026

Live Oak Acquisition Corp. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42540	61-2235506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4921 William Arnold Road

Memphis TN 38117

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 270-3107

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LOKVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LOKV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LOKVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Trust Disclosure

As previously disclosed, on June 1, 2026, Live Oak Acquisition Corp. V, a Cayman Islands exempted company (“Live Oak”), and a fund sub-advised by JBA Asset Management LLC (“Seller” or “FPA Investor”) entered into an agreement (the “Forward Purchase Agreement”) for an OTC Prepaid Share Forward Transaction-Optional Early Termination (the “Forward Purchase Transaction”) in connection with Live Oak’s proposed initial business combination (the “Business Combination”) with Teamshares Inc., a Delaware corporation (“Teamshares” and the surviving public company following consummation of the Business Combination, the “Combined Company”), which is the subject of the previously-disclosed Agreement and Plan of Merger entered into by Live Oak and Teamshares as of November 14, 2025 (as amended as of April 1, 2026, and as may be further amended or supplemented from time to time, the “Merger Agreement”). The Forward Purchase Agreement is intended to take effect on the date (the “Trade Date”) immediately following the date when Live Oak convenes and holds an extraordinary general meeting of Live Oak shareholders to consider and vote on the Merger Agreement and other proposals related to the Business Combination (the “Live Oak Shareholder Meeting”). The Forward Purchase Agreement requires that this Current Report on Form 8-K (this “Current Report”) disclose the redemption price per share that would be available to redeeming Public Shareholders if the Trust Account were to be liquidated as of the date set forth in this Current Report. The approximate redemption price per share if the Trust Account was liquidated as of June 8, 2026 would be $10.55.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 to the Form 8-K filed with the SEC on June 2, 2026, and is incorporated herein by reference.

Additional Information and Where to Find It

A Registration Statement on Form S-4 filed with the SEC by Live Oak and Teamshares has been filed with, and been declared effective by, the U.S. Securities and Exchange Commission (the “SEC”). Live Oak has also filed or will file with the SEC a proxy statement setting forth proposals to be presented to Live Oak shareholders of record as of the Record Date at an extraordinary general meeting of Live Oak shareholders, which Proxy Statement also contains information about how to vote shares and how to attend the Shareholder Meeting. SHAREHOLDERS OF LIVE OAK AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT IN CONNECTION WITH LIVE OAK’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT LIVE OAK, TEAMSHARES AND THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain copies of the Registration Statement and the Proxy Statement, without charge on the SEC’s website at www.sec.gov or by directing a request to: Live Oak Acquisition Corp. V, 4921 William Arnold Road, Memphis, TN, 38117 United States, Attn: Richard Hendrix, Chairman & Chief Executive Officer.

Participants in the Solicitation

Live Oak, Teamshares and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Live Oak’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Live Oak’s directors and officers in Live Oak’s SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Live Oak’s shareholders in connection with the Business Combination is set forth in the proxy statement/prospectus for the Business Combination. Information concerning the interests of Live Oak’s and Teamshares’ participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, is set forth in the proxy statement/prospectus relating to the Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Business Combination. Live Oak’s and/or Teamshares’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Current Report on Form 8-K. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and definitive agreements with respect thereto; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of Teamshares and Live Oak or other conditions to Closing; (4) the inability to obtain or maintain the listing of the public company’s shares on Nasdaq or another national securities exchange following the Business Combination; (5) the ability of Live Oak to remain current with its SEC filings; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Live Oak and Teamshares after the Closing to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the inability of Teamshares to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (11) the risk that additional financing in connection with the Business Combination, or additional capital needed following the Business Combination to support Teamshares’ business or operations, may not be raised on favorable terms or at all; (12) the evolution of the markets in which Teamshares competes; (13) the ability of Teamshares to implement its strategic initiatives and continue to innovate its existing products and services; (14) the level of redemptions of Live Oak’s public shareholders; and (15) other risks and uncertainties included in documents filed or to be filed with the SEC by Live Oak and/or Teamshares.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above when available and other documents filed by Live Oak and Teamshares from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Live Oak nor Teamshares presently knows, or that Live Oak and/or Teamshares currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Current Report on Form 8-K. Past performance by Live Oak’s or Teamshares’ management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Live Oak’s or Teamshares’ management teams or businesses associated with them as indicative of future performance of an investment or the returns that Live Oak or Teamshares will, or may, generate going forward. Neither Live Oak nor Teamshares undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Current Report on Form 8-K, except as required by applicable law.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK ACQUISITION CORP. V

Date: June 9, 2026	By:	/s/ Richard Hendrix
		Name:	Richard Hendrix
		Title:	Chief Executive Officer

4